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U.S. POSTAL SERVICE:  CONTRACT/ORDER MODIFICATION                                                    PAGE OF PAGES
                                                                                                      1        1
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1.  MODIFICATION NO.          M001            CONTRACT/ORDER/AGREEMENT:      072388-01-P-0378
2.  a.  DATE ISSUED:          04/09/2001                      b.  PR NO:     01-01679
    c. FINANCE NO.:                                           d.  TIN/SSN:   16-1068506
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3.  SUPPLIER:                                                                  4.  ISSUED BY:
    AMERICAN LOCKER SECURITY SYSTEMS                                               US POSTAL SERVICE
                                                                                   PURCHASING & MATERIALS SERVICE CTR
    608 ALLEN STREET                                                               3300 S PARKER RD STE 400
    JAMESTOWN                       NY 14701-3966                                  AURORA CO 80014-3500
ATTENTION:
    ROY GLOSSER                                                                FOR INFORMATION CALL:
    (800) 828-9118                                                                 Patricia D. Kain
                                                                                   (303) 369-1248
                                                                                   PKAIN@EMAIL.USPS.GOV
                                                                                   --------------------
                                                                               ACO CODE:  072368
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5.  The above  numbered  contract/order/agreement  is  modified  as set forth in
    Block 6, by  supplemental  agreement  entered into  pursuant to authority of mutual agreement between supplier and Postal Service.
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6.  DESCRIPTION OF MODIFICATION:
    NATIONAL CONTRACT FOR PURCHASE OF CENTRAL DELIVERY EQUIPMENT

    THE TERMS OF THIS CONTRACT ARE MODIFIED IN ACCORDANCE WITH THE FOLLOWING. ALL CHANGES EFFECTIVE 04/15/01.

1.    REVISED PRICING SCHEDULE, ATTACHMENT 1, IS INCORPORATED INTO THE CONTRACT.
2.    REPLACE SUPPLIER WARRANT WITH REVISED WARRANTY, ATTACHMENT 2.
3.    ITEM #001.  TYPE I CBU - THE DELIVERY REQUIREMENT OF SEVEN DAYS IS WAIVED FOR THE PERIOD THROUGH MAY 31, 2001.
4.    CLAUSE 2-29, ECONOMIC PRICE ADJUSTMENT - THE INDEX TO BE USED FOR PLASTIC RESIN IS PPI PCU2821#3.

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged, and in full force and effect.

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7.  ACCOUNTS PAYABLE DATA   [X] is not,    [ ] is changed, see

    Previous Grand Total:
    Value of Modification:     ________________
    New Grand Total:
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The supplier [ ] is not   [X] is required to sign and return an original and 1 copy(ies) of this modification to the issuing Office
(See Block 4).
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8. SIGNATURES:  SUPPLIER                                              U.S. POSTAL SERVICE

   /s/WAYNE L. NELSON                                4/9/01                    /s/ PATRICIA D. KAIN                        4/10/01
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          Signature                                   Date                      Signature                                   Date

   WAYNE L. NELSON                                                            PATRICIA D. KAIN
--------------------------------------------------------------        --------------------------------------------------------------
              Name of Person Authorized to Sign                               Contracting Officer

   PRIN. ACCTG. OFFICER
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              Title
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                                  ATTACHMENT 1

PART:                   1.2 PRICE SCHEDULE - PLASTIC CBUS AND OPLS

                                                           REBATES FROM QTY 1 PRICE SCHEDULE
                                                    BASED ON ACTUAL ANNUAL VOLUME ALL TYPES COMBINED
                                                         REBATE APPLIES FROM FIRST UNIT/YEARLY

   CLIN        DESC            QTY 1    30000       35000        40000       45000         50000           55000       60000

     1        CBU I            $830       $7         $17          $25         $31           $35             $39         $42
     2        CBU II           $843       $8         $18          $26         $32           $36             $40         $43
     3        CBU III          $888      $10         $20          $27         $33           $38             $43         $45
     4        CBU IV           $824       $7         $17          $25         $31           $35             $39         $42
     5        PED I            $111
     6        PED II           $111
     7        PED III           $66
     8        PED IV            $66
     9        OPL I            $244
    10        PED OPL           $66
    11                           NP
    12                           NP
STIPULATIONS:     1.       MINIMUM DELIVERY ORDER QUANTITY IS 2.  ADD $2 FOR DELIVERY ORDERS OF QUANTITY 1 AS FIELD OPTION
                  2.       SUBTRACT $1 FROM ALL CLINS UPON IMPLEMENTATION OF EDI ORDER PLACEMENT
                  3.       PRICES INCLUDE VALUE ENGINEERING REDUCTIONS FOR CONVERSION OF STAINLESS STEEL TO ALUMINUM ON INTERNAL
                           PARTS
                  4.       PRICE BASELINE IS TIED TO PPI PCU2821#3 FOR PLASTIC RESIN
                  5.       7 DAY JIT SHIP REQUIREMENT IS WAIVED ON CLIN 1 (CBU I) ONLY, THROUGH MAY 31, 2001.

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                                  ATTACHMENT 2

                                    WARRANTY


         Contractor warrants that the Cluster Box Units (CBUs), Outdoor Parcel Lockers (OPLs), and components supplied under this Contract will be free from defects in materials and workmanship under normal use and service for a period of seven (7) years after delivery to the United States Postal Service. This warranty shall exclude: (i) damage to CBUs/OPLs caused by abuse, misuse, vandalism or accident; (ii) normal wear; (iii) obligations for the actual removal of defective components and installation of replacement components; and (iv) the following components specified by the Postal Service:

                  (a)      the "Arrow" lock; and

                  (b)      the 306P lock.

         The obligations of Contractor under this warranty shall be limited to the repair or replacement of the defective part(s) at Contractor's election and expense and the delivery by Contractor, freight prepaid, of such repaired or replacement part to the location where the CBU/OPL was originally delivered.